BLACKROCK ETF TRUST

BlackRock Future Health ETF

(the “Fund”)

Supplement dated June 26, 2023, to the Statement of Additional Information (“SAI”)

of the Fund, as supplemented to date

Effective June 27, 2023, the following changes are made to the Fund’s SAI:

The section entitled “Investment Advisory, Administrative and Distribution Services — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Manager. As of July 31, 2022, the individuals named as Portfolio Managers in the Fund’s Prospectus were also primarily responsible for the day-to-day management of other BlackRock funds and certain other types of portfolios and/or accounts as follows:

Xiang Liu, PhD

Types of Accounts	Number	Total Assets
Registered Investment Companies	5	$12.89 Billion
Other Pooled Investment Vehicles	2	14.60 Billion
Other Accounts	1	1.83 Billion

Erin Xie, PhD

Types of Accounts	Number	Total Assets
Registered Investment Companies	5	$12.89 Billion
Other Pooled Investment Vehicles	3	14.63 Billion
Other Accounts	1	1.83 Billion

Pursuant to BFA’s policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA or its affiliates a performance-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with a performance-based fee would pay BFA or its affiliates a portion of that portfolio’s or account’s gains, or would pay BFA or its affiliates more for its services than would otherwise be the case if BFA or any of its affiliates meets or exceeds specified performance targets. Performance-based fee arrangements could present an incentive for BFA or its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and each of its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intend to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including performance-based fee arrangements, there is the potential for a conflict of interest, which may result in the Portfolio Managers favoring those portfolios or accounts with performance-based fee arrangements.

The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of July 31, 2022:

Xiang Liu, PhD

Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	0	0
Other Accounts	1	1.83 Billion

Erin Xie, PhD

Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	1	27.7 Million
Other Accounts	1	1.83 Billion

The discussion below describes the Portfolio Managers’ compensation as of July 31, 2022.

Shareholders should retain this Supplement for future reference.

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